UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 16, 2007 (April 12, 2007)

Arbor Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32136	20-0057959

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553
(Address of principal executive offices) (Zip Code)
(516) 832-8002
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Arbor Realty Trust, Inc.
Current Report on Form 8-K
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On April 12, 2007, the Board of Directors (the “Board”) of Arbor Realty Trust, Inc. (the “Company”) elected John J. Bishar, Jr. to the Board of the Company. At the present time, Mr. Bishar has not been named to any Board committees.
     There is no arrangement or understanding between Mr. Bishar and any other person pursuant to which Mr. Bishar was elected as a Director of the Company. There are no transactions in which Mr. Bishar has an interest requiring disclosure under Item 404(a) of Regulation S-K.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 12, 2007, the Board approved an amendment to the Company’s Bylaws, effective as of April 12, 2007. The amendment increases the maximum size of the Board from 9 Directors to 12 Directors.
     Amendment No. 1 to the Bylaws of the Company reflecting this amendment is filed as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
     Exhibit Number
          99.1 Amendment No. 1 to the Bylaws of the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2007	ARBOR REALTY TRUST, INC.
	By:	/s/ Walter K. Horn
	Name:	Walter K. Horn
	Title:	General Counsel, Secretary and Director of Compliance

EXHIBIT INDEX

Exhibit Number
99.1	Amendment No. 1 to the Bylaws of the Company.